5. Time Deposits (Details Narrative) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Time Deposits Details Narrative Abstract
Time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service ("CDARS") on behalf of local customers	$ 3,400	$ 5,200
CDARS balances	$ 3,400	$ 5,200
Weighted average rate of brokered deposits	0.07%	0.07%